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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                                OCTOBER 13, 2006

                                  EZCORP, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                        0-19424                74-2540145
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
        incorporation)                                       Identification No.)

          1901 CAPITAL PARKWAY
             AUSTIN, TEXAS                                          78746
(Address of principal executive offices)                          (Zip Code)

               Registrant's telephone number, including area code:
                                 (512) 314-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective October 13, 2006, EZCORP, Inc. entered into the Fourth Amended and Restated Credit Agreement ("the Agreement") between itself and Wells Fargo Bank Texas, N.A., as Agent and Issuing Bank. Among other things, the Agreement provides for a $40 million credit facility, extends the maturity date to October 1, 2009, and lowers the applicable interest rates compared to its previous agreement. The Agreement is attached as an exhibit to this Current Report on Form 8-K.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

     10.102 Fourth Amended and Restated Credit Agreement between the Company and Wells Fargo Bank Texas, N.A., as Agent and Issuing Bank, re:
             $40 million Credit Facility.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EZCORP, INC.
                                        (Registrant)


Date: October 18, 2006                  By: /s/ Daniel N. Tonissen
                                            ------------------------------------
                                            (Signature)
                                            Senior Vice President,
                                            Chief Financial Officer, and
                                            Director

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                                  EXHIBIT INDEX

10.102 Fourth Amended and Restated Credit Agreement between the Company and Wells Fargo Bank Texas, N.A., as Agent and Issuing Bank, re: $40 million Credit Facility.